Exhibit 23.2 Consent of Accountants



We consent to the use, of our report dated July 31, 2000, in the Form SB2, on the financial statements of Shopathomekids.com, Inc., dated July 31, 2000, included herein and to the reference made to us.



                                         MERDINGER, FRUCHTER ROSEN & CORSO, P.C.
                                                    Certified Public Accountants

New York, New York
August 25, 2000